Rule 497(e)

File Nos. 002-75503

811-03364

MAXIM SERIES FUND, INC.

Maxim Growth Index Portfolio

Supplement dated June 29, 2006 to

Prospectus dated May 1, 2006

On February 23, 2006, the Board of Directors of Maxim Series Fund, Inc. approved a Plan of Liquidation and Dissolution (the “Liquidation”), pursuant to which the assets of Maxim Growth Index Portfolio will be liquidated, known liabilities satisfied and remaining proceeds distributed to shareholders. The Liquidation is subject to the approval of the shareholders of Maxim Growth Index Portfolio.

The June 26, 2006 special shareholder meeting for shareholders to consider and vote on the proposed Liquidation was adjourned until 9:00 A.M. Mountain Time on July 12, 2006 in order for Maxim Series Fund, Inc. to solicit additional votes with respect to the Liquidation.

Pending shareholder approval, Maxim Growth Index Portfolio will no longer accept purchases as of the close of business on July 14, 2006.

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2006. This Supplement should be retained for future reference.